UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2026

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13759 (Commission File Number)	68-0329422 (I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RWT	New York Stock Exchange
10% Series A Fixed-Rate Reset Cumulative Redeemable Preferred Stock, par value $0.01 per share	RWT PRA	New York Stock Exchange
9.125% Senior Notes Due 2029	RWTN	New York Stock Exchange
9.00% Senior Notes Due 2029	RWTO	New York Stock Exchange
9.125% Senior Notes due 2030	RWTP	New York Stock Exchange
9.50% Senior Notes Due 2030	RWTQ	New York Stock Exchange
9.75% Senior Notes due 2031	RWTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 10, 2026, Redwood Trust, Inc. (the “Company”) issued a press release announcing that the Board of Directors (the “Board”) declared third quarter 2026 common and preferred stock dividends. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Board declared a third quarter 2026 regular common stock dividend of $0.18 per share, payable on September 30, 2026 to stockholders of record on September 23, 2026.

In accordance with the terms of the Company's 10.00% Series A Fixed-Rate Reset Cumulative Redeemable Preferred Stock (“Series A”), the Board declared a Series A dividend for the third quarter of 2026 of $0.625 per share. Dividends for the Series A are payable on October 15, 2026 to stockholders of record on October 1, 2026.

The information contained in this Item 7.01 and the attached Exhibit 99.1 is furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Business Update

The Company recently reached preliminary agreements with certain counterparties to dispose of certain legacy bridge loans with an aggregate unpaid principal balance of up to approximately $190 million (the “Proposed Dispositions”). The Proposed Dispositions are targeted to close late in the third quarter or early in the fourth quarter of 2026. The estimated impact of the Proposed Dispositions on the Company’s book value per share is an approximately 2% decrease in book value per share from book value per share at June 30, 2026.

The Proposed Dispositions remain subject to the execution of definitive documentation, satisfaction of applicable closing conditions and other customary matters. Accordingly, there can be no assurance that the Proposed Dispositions will be completed on the currently contemplated terms – including with respect to the aggregate purchase price or composition of assets subject to the Proposed Dispositions – within the anticipated timeframe, or at all.

The estimated impact of the Proposed Dispositions on book value presented above is preliminary and based on information currently available to management, and may vary from our actual financial results as of and for any current and future period. Further, this preliminary estimate is not a comprehensive statement or estimate of our financial results or financial condition as of and for any current and future period. This preliminary estimate should not be viewed as a substitute for full interim or quarter-end financial statements prepared in accordance with GAAP and is not necessarily indicative of the results to be achieved in the current or any future period.

Convertible Notes Offering

On September 10, 2026, the Company issued a press release relating to its proposed private offering of Convertible Senior Notes due 2030 (the “Notes”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Neither this Current Report on Form 8-K nor the press release constitutes an offer to sell, or the solicitation of an offer to buy, the Notes or the shares of the Company’s common stock, if any, issuable upon conversion of the Notes.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “would,” “should”, “estimates”, “could”, “intends”, “plans” or other similar expressions are forward-looking statements, including the completion of the Proposed Dispositions and the Company’s estimate of the impact of the Proposed Dispositions on book value per share. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and are subject to numerous risks, including, among other things, those set forth under the caption “Risk Factors” in the Company’s most recent filings with the Securities and Exchange Commission, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this Current Report on Form 8-K.

Further information on these and other factors that could affect the Company’s the forward-looking statements in this Current Report on Form 8-K is included in the Company’s filings with the Securities and Exchange Commission, including, among others, the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release issued September 10, 2026
Exhibit 99.2	Press Release issued September 10, 2026
Exhibit 104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2026	REDWOOD TRUST, INC.

	By:	/s/ Brooke E. Carillo
Name: Brooke E. Carillo
Title: Executive Vice President and Chief Financial Officer